Exhibit 99.1

Press Release
www.shire.com

Block Listing SIX MONTHLY RETURN

November 23, 2016 - Shire plc (LSE: SHP, NASDAQ: SHPG)

Name of applicant:		Shire plc
Name of scheme:		Shire Sharesave Scheme
Period of return:	From:	May 23, 2016	To:	November 22, 2016
Balance of unallotted securities under scheme(s) from previous return:		184,913
Plus: The amount by which the block scheme(s) has been increased since the date of the last return (if any increase has been applied for):		Nil
Less: Number of securities issued/allotted under scheme(s) during period (see LR3.5.7G):		302
Equals: Balance under scheme(s) not yet issued/allotted at end of period:		184,611

Name of applicant:		Shire plc
Name of scheme:		Shire Portfolio Share Plan
Period of return:	From:	May 23, 2016	To:	November 22, 2016
Balance of unallotted securities under scheme(s) from previous return:		1,204,351
Plus: The amount by which the block scheme(s) has been increased since the date of the last return (if any increase has been applied for):		Nil
Less: Number of securities issued/allotted under scheme(s) during period (see LR3.5.7G):		434,736
Equals: Balance under scheme(s) not yet issued/allotted at end of period:		769,615

Registered in Jersey, No. 99854, 22 Grenville Street, St Helier, Jersey JE4 8PX

Name of applicant:		Shire plc
Name of scheme:		Shire Employee Stock Purchase Plan
Period of return:	From:	May 23, 2016	To:	November 22, 2016
Balance of unallotted securities under scheme(s) from previous return:		244,451
Plus: The amount by which the block scheme(s) has been increased since the date of the last return (if any increase has been applied for):		Nil
Less: Number of securities issued/allotted under scheme(s) during period (see LR3.5.7G):		394
Equals: Balance under scheme(s) not yet issued/allotted at end of period:		244,057

Name of applicant:		Shire plc
Name of scheme:		Shire Long Term Incentive Plan 2015
Period of return:	From:	May 23, 2016	To:	November 22, 2016
Balance of unallotted securities under scheme(s) from previous return:		2,955,872
Plus: The amount by which the block scheme(s) has been increased since the date of the last return (if any increase has been applied for):		Nil
Less: Number of securities issued/allotted under scheme(s) during period (see LR3.5.7G):		119,460
Equals: Balance under scheme(s) not yet issued/allotted at end of period:		2,836,412

Name of applicant:		Shire plc
Name of scheme:		Shire Global Employee Stock Purchase Plan
Period of return:	From:	May 23, 2016	To:	November 22, 2016
Balance of unallotted securities under scheme(s) from previous return:		1,999,969
Plus: The amount by which the block scheme(s) has been increased since the date of the last return (if any increase has been applied for):		Nil
Less: Number of securities issued/allotted under scheme(s) during period (see LR3.5.7G):		395,726
Equals: Balance under scheme(s) not yet issued/allotted at end of period:		1,604,243

Name of applicant:	Shire plc
Name of scheme:	Baxalta Exchange Awards
Period of return:	From:	June 15, 2016	To:	November 22, 2016
Balance of unallotted securities under scheme(s) from previous return:	N/A
Plus: The amount by which the block scheme(s) has been increased since the date of the last return (if any increase has been applied for):	25,000,000
Less: Number of securities issued/allotted under scheme(s) during period (see LR3.5.7G):	4,511,796
Equals: Balance under scheme(s) not yet issued/allotted at end of period:	20,488,204

Name of contact:	Sarah Rixon, Company Secretarial Assistant
Telephone number of contact:	01256 894000

For further information please contact:

Investor Relations
Sarah Elton-Farr	seltonfarr@shire.com	+44 1256 894157
Ian Karp	ikarp@shire.com	+1 781 482 9018
Robert Coates	rcoates@shire.com	+44 1256 894874
Media
Lisa Adler	lisa.adler@shire.com	+1-617 588 8607
Debbi Ford	debbi.ford@shire.com	+1 617 949 9083

NOTES TO EDITORS

About Shire

Shire is the leading global biotechnology company focused on serving people with rare diseases and other highly specialized conditions. We strive to develop best-in-class products, many of which are available in more than 100 countries, across core therapeutic areas including Hematology, Immunology, Neuroscience, Ophthalmics, Lysosomal Storage Disorders, Gastrointestinal / Internal Medicine / Endocrine and Hereditary Angioedema; and a growing franchise in Oncology.

Our employees come to work every day with a shared mission: to develop and deliver breakthrough therapies for the hundreds of millions of people in the world affected by rare diseases and other high-need conditions, and who lack effective therapies to live their lives to the fullest.

www.shire.com

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